SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 2, 2018

INDIANA MICHIGAN POWER COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Indiana
(State or Other Jurisdiction of Incorporation)

1-3570	35-0410455
(Commission File Number)	(IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH	43215
(Address of Principal Executive Offices)	(Zip Code)

614-716-1000
(Registrant's Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
[ ]
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company

[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.Other Events

On May 2, 2018, Indiana Michigan Power Company (the “Company”) issued debt securities pursuant to an Underwriting Agreement with BNY Mellon Capital Markets, LLC, Credit Agricole Securities (USA) Inc., Credit Suisse Securities (USA) LLC and PNC Capital Markets LLC (collectively, the “Underwriters”), as underwriters, relating to the offering and sale by the Company of $350,000,000 of its 3.85% Senior Notes, Series M, due 2028 (the “Notes”).

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

1(a)	Underwriting Agreement, dated April 30, 2018, between the Company and the underwriters named in Exhibit 1 thereto, in connection with the sale of the Notes.

4(a)	Company Order and Officer’s Certificate, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, dated May 2, 2018, establishing the terms of the Notes.

4(b)	Form of the Notes (included in Exhibit 4(a) hereto).

5(a)	Opinion of Thomas G. Berkemeyer regarding the legality of the Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INDIANA MICHIGAN POWER COMPANY

By: Thomas G. Berkemeyer
Name: Thomas G. Berkemeyer
Title: Assistant Secretary

May 2, 2018

EXHIBIT INDEX

Exhibit Number	Description

1(a)	Underwriting Agreement, dated April 30, 2018 between the Company and the underwriters named in Exhibit 1 thereto, in connection with the sale of the Notes.

4(a)	Company Order and Officer’s Certificate, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, dated May 2, 2018, establishing the terms of the Notes.

4(b)	Form of the Notes (included in Exhibit 4(a) hereto).

5(a)	Opinion of Thomas G. Berkemeyer regarding the legality of the Notes.

3